Exhibit 10.72

AMENDATORY AGREEMENT

AMENDATORY AGREEMENT dated as of January 1, 2007, between NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation (“NPB”), NATIONAL PENN BANK, a national banking association (“Bank”), and Michelle H. Debkowski (“Executive”).

BACKGROUND

1. NPB, Bank and Executive entered into a certain Executive Agreement dated December 3, 2004 (the “Agreement”).

2. Executive has been assigned increased duties and responsibilities. Therefore, NPB, Bank and Executive desire to amend the Agreement as hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

1. Amendment. The reference to 100% of Executive’s “Base Salary” contained in
Section 2 of the Agreement is hereby changed to be a reference to 150% of Executive’s “Base Salary”.

2. Ratification. As amended hereby, the Agreement is hereby ratified, confirmed and approved.

3. Governing Law. This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement as of the date first above written.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Sandra L. Spayd

Name: Sandra L. Spayd
Title: Corporate Secretary

NATIONAL PENN BANK

By: /s/ Sandra L. Spayd

Name: Sandra L. Spayd
Title: Group Executive Vice President

Witness: /s/ Deborah M. Johnson	/s/ Michelle H. Debkowski
Michelle H. Debkowski